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                                VOTING AGREEMENT
                                ----------------
     VOTING  AGREEMENT,  dated  as  of  July  8,  2005  (the "Agreement"), among
                                                              ---------
LocatePLUS  Holdings Corporation, a Delaware corporation (the "Company"), Jon R.
                                                               -------
Latorella  (the  "Stockholder")  and the investors listed on the signature pages
                  -----------
hereto  (the  "Investors").
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                               W I T N E S S E T H
                               -------------------
     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into a Purchase Agreement, dated as of the date hereof (as such agreement may hereafter be amended from time to time, the "Purchase Agreement"), with the Investors which provides for, upon the terms and
 ------------------
subject to the conditions set forth therein, the sale of up to $8,000,000 in aggregate face amount of the Company's 3% Senior Convertible Notes and warrants to purchase up to an aggregate of 32,000,000 shares of Common Stock (subject to adjustment) at an exercise price of $0.15 per share (subject to adjustment) (the "Securities"); and
 ----------
WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to call a special meeting of its stockholders for the purpose of seeking approval of the Company's stockholders for the recapitalization (the "Recapitalization") of the Company's outstanding Class A Voting Common Stock and Class B Nonvoting Common Stock into shares of Common Stock, which will include a one-for-fifty reverse split of the Common Stock (the "Proposal");
WHEREAS, as of the date hereof, the Stockholder owns beneficially the number of shares of Common Stock set forth opposite the Stockholder's name on Schedule I
                                                                      ----------
hereto (all such shares so owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise, being referred to herein as the Stockholder's "Shares");
                                 ------
WHEREAS, approval of the Proposal by the Company's stockholders is required in order to effect the Recapitalization;
WHEREAS, as a condition to the Investors' willingness to enter into the Purchase Agreement, the Investors have required the Stockholder to enter into this Agreement; and
WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Stockholder is willing to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Stockholder hereby agree as follows:
                                   ARTICLE I.

                       TRANSFER AND VOTING OF SHARES; AND
                       OTHER COVENANTS OF THE STOCKHOLDER
     SECTION  1.1.  Voting of Shares.  From the date hereof until termination of
                    ----------------
this  Agreement  pursuant  to Section 3.2 hereof (the "Term"), at any meeting of
                                                       ----
the stockholders of the Company, however called and at any adjournment or postponement thereof, and in any action by consent of the stockholders of the Company, the Stockholder shall (A) appear at such meeting or otherwise cause his Shares to be counted as present thereat for purposes of establishing a quorum and (B) vote (or cause to be voted) his Shares in favor of the Proposal and such other matters as may be necessary or advisable to consummate the Recapitalization.
SECTION  1.2.  No  Inconsistent  Arrangements.  Except  as  contemplated by this
               ------------------------------
Agreement, the Stockholder shall not during the Term (i) transfer, or consent to any transfer of, any or all of the Stockholder's Shares or any interest therein, or create or permit to exist any lien or other encumbrance on such Shares, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the transactions contemplated hereby or by the Purchase Agreement.
SECTION 1.3.  Proxy; Reliance.  The Stockholder hereby revokes any and all prior
              ---------------
proxies or powers of attorney in respect of any of the Stockholder's Shares and constitutes and appoints such person as the Company shall nominate, with full power of substitution and resubstitution, at any time during the Term, as his true and lawful attorney and proxy (his "Proxy"), for and in his name, place and
                                         -----
stead, to vote each of such Shares as his Proxy in favor of the matters set forth in Section 1.1, at every annual, special, adjourned or postponed meeting of the stockholders of the Company, including the right to sign his name (as stockholder) to any consent, certificate or other document relating to the Company that the Delaware General Corporation Law may permit or require as provided in Section 1.1.
THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.
SECTION  1.4.  Stop  Transfer.  The  Stockholder shall not attempt to effect any
               --------------
transfer of the Stockholders Shares, and any such request shall be null and void, ab initio. The Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder's Shares. The Company shall issue stop-transfer instructions to the transfer agent for the Common Stock instructing the transfer agent not to register any transfer of Shares during the Term except in compliance with the terms of this Agreement.
SECTION  1.5.  Additional  Shares.  The  Stockholder  hereby  agrees, while this
               ------------------
Agreement is in effect, to promptly notify the Company of the number of any new Shares acquired (whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise) by such Stockholder, if any, after the date hereof.
SECTION  1.6.  Disclosure.  The  Stockholder  hereby  authorizes  the Company to
               ----------
publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), his identity and ownership of the Shares and the nature of his commitments, arrangements and understandings under this Agreement.
SECTION  1.7.  Share  Legend.  As  promptly as practicable following the date of
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this  Agreement and, in any event, no more than five (5) Business Days after the date hereof, the Stockholder shall cause the certificate(s) representing the Stockholders' Shares to be delivered to the Company and the Company shall place the following legend on such certificates:
"The voting of the shares represented by this certificate is governed by the terms of a Voting Agreement, a copy of which is available from the Secretary of the Company."
     Promptly after the legending of the certificates as provided above, the Company shall return such certificates to the Stockholder or as the Stockholder may other direct. Upon the termination of this Agreement in accordance with its terms, the Stockholder shall have the right to cause the Company to reissue the certificates representing the Stockholders' Shares without the legend set forth above.
                                   ARTICLE II.

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
     The Stockholder hereby represents and warrants to the Company and the Investors as follows:
SECTION  2.1.  Due  Authorization, etc.  The Stockholder has all requisite power
               -----------------------
and authority to execute, deliver and perform this Agreement, to appoint the Proxy and to consummate the transactions contemplated hereby all of which have been duly authorized by all action necessary on the part of the Stockholder. The execution, delivery and performance of this Agreement, the appointment of the Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This
Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.
SECTION 2.2.  Required Filings and Consents.  The execution and delivery of this
              -----------------------------
Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of the Stockholder's obligations under this Agreement.
SECTION 2.3.  Ownership of Shares.  The Stockholder is the record and beneficial
              -------------------
owner  of  the  Shares set forth opposite its name on Schedule I hereto.  On the
                                                      ----------
date hereof, such Shares constitute all of the Shares owned of record or beneficially by such Stockholder.
                                  ARTICLE III.

                                  MISCELLANEOUS
     SECTION  3.1.  Definitions.  Terms  used  but not otherwise defined in this
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Agreement  have  the  meanings ascribed to such terms in the Purchase Agreement.
SECTION  3.2.  Termination.  This Agreement shall terminate and be of no further
               -----------
force and effect (i) by the written mutual consent of the parties hereto, (ii) upon the approval of the Proposal by the Company's stockholders at a meeting duly called and held for such purpose at which a quorum was present and acting throughout, or (iii) automatically and without any required action of the parties hereto upon termination of the Purchase Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.
SECTION  3.3.  Further Assurance.  From time to time, at another party's request
               -----------------
and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
SECTION 3.4.  No Waiver.  The failure of any party hereto to exercise any right,
              ---------
power or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
SECTION  3.5.  Specific  Performance.  The  Stockholder acknowledges that if the
               ---------------------
Stockholder fails to perform any of his obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Company and the Investors for which money damages would not be an adequate remedy. In such event, the Stockholder agrees that the Company and each Investor shall have the right, in addition to any other rights they may have, to specific performance of this Agreement. Accordingly, should the Company or any Investor institute an action or proceeding seeking specific enforcement of the provisions hereof, the Stockholder hereby waives the claim or defense that the Company or such Investor has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.
SECTION  3.6.  Notice.  All  notices  and  other  communications  given  or made
               ------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered or sent by facsimile if delivered personally or by facsimile, and (ii) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):
(a)     If  to  the  Company:
LocatePLUS  Holdings  Corporation
100  Cummings  Center,  Suite  235M
Beverly,  Massachusetts  01915
Attention:  Chief  Financial  Officer
Fax:  (978)  524-8887
     With  a  copy  to:
Kirkpatrick  &  Lockhart  Nicholson  Graham  LLP
75  State  Street
Boston,  MA  02109
Attn:  Michael  A.  Hickey,  Esq.
Fax:  (617)  261-3175
     (b) If to the Stockholder, at the address set forth below the Stockholder's name on Schedule I hereto.
                         -----------
(c) If to an Investor, at the address set forth below the Investor's name on the signature pages to the Purchase Agreement.
SECTION  3.7.  Expenses.  All  fees,  costs  and expenses incurred in connection
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with  this  Agreement  and the transactions contemplated hereby shall be paid by the  Company,  including,  without  limitation,  the  fees,  costs  and expenses
               ---------   -------------------
incurred  by  the  Stockholder.
SECTION  3.8.  Headings.  The  headings  contained  in  this  Agreement  are for
               --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
SECTION 3.9.  Severability.  If any term or other provision of this Agreement is
              ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.
SECTION  3.10.  Entire  Agreement;  Third-Party  Beneficiaries.  This  Agreement
                ----------------------------------------------
constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended  to  confer  upon  any  other  person  any rights or remedies hereunder
SECTION  3.11.  Assignment.  Neither  this  Agreement  nor  any  of  the rights,
                ----------
interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.
SECTION  3.12.  Governing  Law;  Consent  to Jurisdiction; Waiver of Jury Trial.
                ---------------------------------------------------------------
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
SECTION  3.13.  Amendment.  This  Agreement  may  not  be  amended  except by an
                ---------
instrument in writing signed on behalf of the Company, the Stockholder and the Investors agreeing to acquire a majority of the Notes pursuant to the Purchase Agreement.
SECTION  3.14.  Waiver.  Any  party  hereto  may  (a)  extend  the  time for the
                ------
performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and
(c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
SECTION  3.15.  Descriptive  Headings; Interpretation.  The descriptive headings
                -------------------------------------
herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
SECTION  3.16.  Counterparts.  This  Agreement  may  be  executed  (including by
                ------------
facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.
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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.
LOCATEPLUS  HOLDINGS  CORPORATION
By:______________________
Name:
Title:
______________________________
Jon  R.  Latorella

[investors]

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7/13/05  BOS-#875593-v3-LocatePLUS_--_Latorella_Voting_Agreement.DOC
                                   SCHEDULE I
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Name  and  Address  of  Stockholder     Number  of  Shares  Beneficially  Owned
-----------------------------------     ---------------------------------------
Jon  R.  Latorella                                      24,188,000